                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K/A

                        AMENDMENT NO. 3 TO
                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 15, 1993

                  Commission File No. 0-7570,
 Delaware             Canandaigua Wine Company, Inc. and   16-0716709
                      its subsidiaries
 New York             Batavia Wine Cellars, Inc.           16-1222994
 Delaware             Bisceglia Brothers Wine Co.          94-2248544
 California           California Products Company          94-0360780
 New York             Canandaigua West, Inc.               16-1462887
 New York             Guild Wineries & Distilleries,       16-1401046
 South Carolina       Inc.                                 57-0474561
 New York             Tenner Brothers, Inc.                16-1184188
 Delaware             Widmer's Wine Cellars, Inc.          36-3500366
 Delaware             Barton Incorporated                  36-3185921
 Maryland             Barton Brands, Ltd.                  36-2855879
 Connecticut          Barton Beers, Ltd.                   06-1048198
 Georgia              Barton Brands of California, Inc.    58-1215938
 New York             Barton Brands of Georgia, Inc.       13-1794441
 Delaware             Barton Distillers Import Corp.       51-0311795
 Wisconsin            Barton Financial Corporation         39-0638900
 New York             Stevens Point Beverage Co.           36-3547524
                      Monarch Wine Company, Limited
 Illinois             Partnership                          36-3539106
 New York             Barton Management, Inc.              16-1443663
                      Vintners International Company,
                      Inc.

 (State or other      (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of       specified in its charter)            Idendification
 incorporation or                                                                   No.)
 organization)


116 Buffalo Street, Canandaigua, New York 14424
(Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone Number, including area code (716) 394-7900



                  (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (a)   Financial Statements of Business Acquired.

            The consolidated balance sheets of Vintners International Company, Inc. and Subsidiaries as of September 30, 1993 (unaudited) and July 31, 1993, the related consolidated statements of operations and cash flows for the two-month periods ended September 30, 1993 and 1992, together with the notes thereto, are located at pages 3 through 9 of this Report.

      (c)   Exhibits.

            See Index to Exhibits.

                                    VINTNERS INTERNATIONAL COMPANY, INC.
                                                BALANCE SHEET
                        (In Thousands, Except Share Data) (substantially all pledged)

                     ASSETS                       September 30,     July 31,
                                                      1993            1993
                                                   (unaudited)      (note 1)
 Current assets:
       Cash                                                 $923       $5,161
       Accounts receivable, net of
               credits due for distributor
               support of $1,600 and $1,500 at
               September 30 and July 31, 1993,
               respectively, and valuation
               reserves of $1,500 and $1,529,
               respectively                               15,567       14,988
       Due from related parties, net                       1,324          738
 Inventories:
       Case goods                                         17,229       13,573
       Bulk wine                                          67,174       38,677
       Champagne tierage                                   2,061        2,104
       Packaging materials                                 2,979        2,527
  Other                                                      868        1,495
                                                          90,311       58,376

 Other current assets, including
       $1,324 and $2,491 at September 30 and
       July 31, 1993, respectively, with
       related parties                                     7,836        7,672
 Total current assets                                    115,961       86,935

 Property, plant and equipment:
       Land and improvements                               9,019        9,019
       Buildings                                          47,150       47,150
       Machinery and equipment                            67,883       67,882
       Other                                               3,632        3,552
                                                         127,684      127,603
 Accumulated depreciation and                             43,200       42,038
       amortization
                                                          84,484       85,565

 Total assets                                           $200,445     $172,500



                                           See accompanying notes.

                             VINTNERS INTERNATIONAL COMPANY, INC.
                                                BALANCE SHEET
                        (In Thousands, Except Share Data) (substantially all pledged)

     LIABILITIES AND STOCKHOLDERS' EQUITY       September 30,     July 31,
           (net capital deficiency)                 1993            1993
                                                 (unaudited)      (note 1)

 Current liabilities:
       Current maturities of debt                    $215,212       $217,102
       Accounts payable                                38,845          8,807
       Federal and state wine excise taxes                918          1,261
       payable
       Accrued interest                                10,409          8,303
       Other current liabilities                       10,093          6,800

 Total current liabilities                            275,477        242,273

 Stockholders' equity (net capital
       deficiency):
       Common stock, par value $0.1 per
               share:
               Authorized shares - -
               2,700,000
               Issued and outstanding shares
               -- 915,053                                   9              9
       Class C non-voting common stock, par
       value $.01 per share:
               Authorized shares --800,000
               Issued and outstanding shares
               -- 151,287                                   2              2
       Additional paid-in capital                      44,248         44,248
       Accumulated deficit                           (119,291)      (114,032)
 Total stockholders' equity (net capital
  deficiency)                                         (75,032)       (69,773)

 Total liabilities and stockholders' equity
 (net capital deficiency)                             $200,445       $172,500



                                           See accompanying notes.

                                    VINTNERS INTERNATIONAL COMPANY, INC.
                                          STATEMENTS OF OPERATIONS
                               (In thousands, except share and per share data)

                                                                    Two-Month Periods Ended
                                                                          September 30,
                                                                 1993             1992
                                                                        (unaudited)

Sales (including $2,486 and $1,597 to
      related parties for the two-month periods ended
    September 30, 1993 and 1992, respectively)                   $23,353        $27,876
Less:
      Federal and state wine excise taxes                         (3,223)        (3,428)
      Returns and allowances                                        (326)          (845)
Net sales                                                         19,804         23,603
Cost of sales (1)                                                 16,258         19,902

Gross profit                                                       3,546          3,701
Advertising and marketing                                          2,221          2,020
Selling, general and administrative (1)                            2,171          2,469
Severance costs                                                       51              4

Operating loss                                                      (897)          (792)
Interest expense:
      Interest -- payable in cash                                  2,485          2,422
      Interest -- payable in debt                                    229            229
      Interest -- payable in common stock                          1,000          1,000
              Total interest expense                               3,714          3,651
Legal and financial advisory fees incurred
      in connection with the sale of assets
      and amendment to debt agreement                                662             --
Other (income) expense                                               (14)             9

Net loss                                                        ($ 5,259)      ($ 4,452)

Net loss per common share                                       ($  4.93)      ($  4.38)

Number of shares used in computing
      per share amount                                         1,066,340      1,015,961

(1)   Included in cost of sales and selling, general, and administrative expenses is depreciation and amortization of $1,386 and $1,419 for the two-month periods ended September 30, 1993 and 1992, respectively.


                                           See accompanying notes.

                                    VINTNERS INTERNATIONAL COMPANY, INC.
                                          STATEMENTS OF CASH FLOWS
                                               (In Thousands)

                                                                    Two-Month Periods Ended
                                                                          September 30,
                                                                 1993             1992
                                                                        (unaudited)

Operating activities
Net loss                                                        ($ 5,259)      ($ 4,452)
Adjustments to reconcile net loss to
      net cash provided by (used in)
      operating activities:
              Depreciation and amortization                        1,386          1,419
              Noncash interest expense                             1,229          1,229
              Provision for returns and losses
                 on accounts receivable                              222            361
              Changes in operating assets and
                 liabilities:
                 Accounts receivable                                (801)           768
                 Due from related parties                           (586)           649
                 Inventory                                       (31,935)       (40,381)
                 Other assets (388)                                2,545
                 Accounts payable                                 30,082         24,067
                 Other current liabilities                         3,827           (483)
                   Total adjustments                               3,036         (9,826)

Net cash used in operating activities                             (2,223)       (14,278)
Investing activities
Capital expenditures                                                 (81)          (241)
Net cash used in investing activities                                (81)          (241)
Financing activities
Net (repayments) proceeds on revolving
      credit agreement                                            (1,890)        11,885
Principal payments under capital lease
      obligations                                                    (44)           (45)
Net cash (used in) provided by financing
      activities                                                  (1,934)        11,840
Net decrease in cash                                              (4,238)        (2,679)
Cash at beginning of period                                        5,161          3,025
Cash at end of period                                            $   923        $   346

Supplementary disclosures of cash flow
      information
Cash paid during the period for interest
      expense                                                    $ 1,567        $ 3,032

                                           See accompanying notes.

1.    INTERIM FINANCIAL INFORMATION

      The financial information at September 30, 1993 and for the two-month periods ended September 30, 1993 and 1992 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) which Vintners International Company, Inc. ("Vintners") considers necessary for a fair presentation of the financial position at such dates and the operating results and cash flows for these periods. All such adjustments are of a normal recurring nature. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted as permitted by the rules and regulations of the Securities and Exchange Commission applicable to interim reporting. Results for interim periods are not necessarily indicative of results for the entire year. These financials should be read in conjunction with Vintners' financial statements and related notes, as of July 31, 1993 and 1992 and for each of the three years in the period ended July 31, 1993, included in Canandaigua Wine Company, Inc.'s Form 8-K dated October 15, 1993. The balance sheet at July 31, 1993 has been derived from audited financial statements at that date.

2.    BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

      The accompanying financial statements have been prepared assuming that Vintners will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. However, Vintners has incurred significant net losses in each of the last three years and for the two months ended September 30, 1993, and has a working capital deficiency of $159,516,000 and a net capital deficiency of $75,032,000 at September 30, 1993. In addition, as discussed in Note 4, Vintners' amended debt agreements provide financing through October 15, 1993, at which time all debt becomes due and payable.

      In September 1993, Vintners entered into an agreement to sell substantially all of Vintners' business and assets to Canandaigua Wine Company, Inc. (see Note 3).

3.    AGREEMENT TO SELL SUBSTANTIALLY ALL OF THE BUSINESS AND ASSETS

Asset Sale Agreement

      On September 14, 1993, Vintners entered into an Asset Sale Agreement with Canandaigua Wine Company, Inc. (Canandaigua) under which the Company agreed to sell substantially all of its business and assets to Canandaigua, effective October 15, 1993, subject to certain conditions prior to closing. At the same time Vintners and its secured lenders entered into amendments to existing loan agreements curing certain of the existing defaults by Vintners thereunder and extending financing to Vintners through October 15, 1993, as well as agreements under which the lenders agreed, upon receipt of certain cash proceeds and satisfaction of certain other conditions, to release their liens on the assets of Vintners to be sold to Canandaigua, provided that the sale is consummated by October 31, 1993.

      Under the terms of the Asset Sale Agreement, Canandaigua will acquire all of Vintners' patents and trademarks, substantially all of Vintners' current assets, and Vintners' property, plant, and equipment at Vintners' three facilities located in California. The Asset Sale Agreement also provides for Canandaigua to lease Vintners' New York facility for a period of eighteen months after the sale transaction closes. Canandaigua will assume certain of Vintners' obligations for accounts payable and other current liabilities, excluding Vintners' pension plan, and will assume Vintners' commitments under existing leases, grape purchase and crush contracts, and brandy production agreements. Canandaigua will not assume any of Vintners' obligations under the Revolving Credit Agreement or the Secured Loan Agreement.

      The consideration for the sale of the assets is comprised of a cash portion plus options to purchase 500,000 shares of Class A common stock of Canandaigua at a price of $18.25 per share. The amount of the cash portion is calculated based on a formula which includes a base purchase price of $68,900,000 plus the book value of inventory, receivables, and other current assets less $3,750,000, assumed accounts payable and other current liabilities as of the date of closing. The total consideration to be paid by Canandaigua will not be sufficient to repay the principal amount of Vintners' outstanding debt. Vintners and its lenders under the Revolving Credit and Secured Loan Agreements have entered into an agreement as to the allocation of the proceeds from the sale which provides for all cash in excess of certain retained liabilities (other than outstanding debt) of Vintners to be paid to the lenders and between 50% and 100% of the options to be provided to Vintners or its designees, depending upon the amount of cash proceeds available for distribution to the lenders.

      Upon closing, Vintners expects to change its name to New VICI, Inc. Vintners' operating activities subsequent to the closing will consist of leasing the New York facility and the planned sale of remaining assets and discharge of remaining liabilities.

      The net book values of assets and liabilities to be sold and assets and liabilities to be retained are as follows:

                                                                 September 30, 1993
                                                                    (unaudited)
                                                                  (In Thousands)
                                                                                 Asset and
                                                                Assets and      Liabilities
                                                                Liabilities        to be
                                                                to be sold        Retained

Cash                                                           $        -       $    923
Accounts receivable                                                15,555             12
Net due from related parties                                        1,324              -
Inventories                                                        90,311              -
Other current assets                                                7,348            488
Property, plant and equipment, net                                 62,969         21,515
Current debt and accrued mortgage
  interest                                                              -        225,621
Accounts payable                                                   34,581          4,264
Federal and state wine excise taxes
  and other current liabilities                                     7,824          3,187

4.    DEBT

      During 1993, Vintners and its lenders amended Vintners' debt agreements due to Vintners' inability to satisfy certain financial covenants and the failure to make scheduled interest payments. The debt agreements, as last amended, provide continued financing through October 15, 1993. All debt becomes due and payable on October 15, 1993, and accordingly, all debt has been classified as a current liability in the accompanying balance sheet as of September 30, 1993.

5.    INCOME TAXES

      Effective August 1, 1993, Vintners adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109").
Under FAS 109, the liability method is used to account for income taxes.
Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Prior to the adoption of FAS 109, Vintners accounted for income taxes using the deferred method. Under the deferred method, deferred tax expense was based on items of income and expense that were reported in different years in the financial statements and tax returns and were measured at the tax rate in effect in the year the difference originated.

      As permitted by FAS 109, Vintners has elected not to restate the financial statements of any prior years. The effect of the change on income taxes for the two-month period ended September 30, 1993, and the cumulative effect of the change were zero.

6.    RELATED PARTY TRANSACTIONS

      Vintners sold bulk wine to Joseph E. Seagram & Sons, Inc. (Seagram), a stockholder, aggregating $713,000 and $39,000 in the two-month periods ended September 30, 1993 and 1992, respectively.

      Vintners provides crushing, processing, and bottling services for Seagram. Fees for these services aggregated approximately $1,321,000 and $1,037,000 for the two-month periods ended September 30, 1993 and 1992, respectively.

      Vintners had an arrangement through July 31, 1993 under which Seagram processed and bottled brandy. Vintners paid a fee for all processing and bottling and reimbursed Seagram for all brandy related excise taxes. Vintners paid brandy processing and bottling fees to Seagram totaling approximately $460,000 in the two-month period ended September 30, 1992. No fee was paid in the two-month period ended September 30, 1993.

      In addition to the above transactions, Vintners sold $451,000 and $521,000 for the two-month periods ended September 30, 1993 and 1992, respectively, of wine products to Seagram and affiliates of Seagram for resale in other countries.

      Vintners purchases grapes under contractual agreements with two partnerships in which certain directors and officers of Vintners are principals. Vintners has entered into financing arrangements with the partnerships that provide for the prepayment of grape purchases in return for a security interest in the grapes and other assets. The partnerships are charged interest on the average outstanding balance at the same rate at which Vintners pays interest under its Revolving Credit Agreement. Vintners had prepaid approximately $1,324,000 and $2,430,000 as of September 30, 1993 and 1992, respectively, toward the purchase of grapes from the partnerships.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CANANDAIGUA WINE COMPANY, INC.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Executive Vice
                                            President

                                 SUBSIDIARIES

                                        Batavia Wine Cellars, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands,
                                            Assistant Secretary

                                            Bisceglia Brothers Wine Co.


Dated:  October 5, 1994                 By:        s/Robert Sands
                                            Robert Sands, Vice
                                            President

                                        Canandaigua West, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Vice
                                            President

                                        California Products Company


Dated:  October 5, 1994                 By:      s/Robert Sands
                                            Robert Sands,
                                            Assistant Secretary

                                        Guild Wineries & Distilleries,
                                        Inc.


Dated:  October 5, 1994                 By:         s/Robert Sands
                                            Robert Sands,
                                             Assistant Secretary

                                            Tenner Brothers, Inc.


Dated:  October 5, 1994                 By:      s/Robert Sands
                                            Robert Sands,
                                            Assistant Secretary

                                            Widmer's Wine Cellars, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands,
                                            Assistant Secretary

                                            Barton Incorporated


Dated:  October 5, 1994                 By:     s/Robert Sands

                                            Robert Sands, Vice
                                            President

                                            Barton Brands, Ltd.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Vice
                                             President

                                            Barton Beers, Ltd.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Vice
                                             President

                                        Barton Brands of California, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Vice
                                             President

                                        Barton Brands of Georgia, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Vice
                                             President

                                        Barton Distillers Import Corp.


Dated:  October 5, 1994                 By:     s/Robert Sands
                                            Robert Sands, Vice
                                            President

                                            Barton Financial Corporation


Dated:  October 5, 1994                 By:     s/Norman Goldstein
                                            Norman Goldstein, President


                                            Stevens Point Beverage Co.

Dated:  October 5, 1994                 By:          s/Robert Sands

                                            Robert Sands, Vice
                                            President


                                        Monarch Wine Company, Limited
                                        Partnership


Dated:  October 5, 1994                 By:     s/Robert Sands

                                            Robert Sands, Vice President
                                            Barton Management, Inc., General
                                            Partner

                                            Barton Management, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands

                                            Robert Sands, Vice President


                                        Vintners International Company, Inc.


Dated:  October 5, 1994                 By:     s/Robert Sands

                                            Robert Sands, President

                               INDEX TO EXHIBITS


(1)  Underwriting agreement

     Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

     (a) Asset Sale Agreement between Vintners International Company, Inc. and Canandaigua Wine Company, Inc. dated September 14, 1993 (including a list briefly identifying the contents of all omitted exhibits and schedules thereto), is incorporated herein by reference to Exhibit 2(a) to the Registrant's Current Report on Form 8-K, dated October 15, 1993, Amendment No. 1 thereto on Form 8-K/A dated November 12, 1993 and Amendment No. 2 on Form 8-K/A dated December 15, 1993, of which this Amendment No. 3 on Form 8-K/A forms a part. The Registrant will furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule thereto.

     (b) Amendment dated as of October 14, 1993 to Asset Sale Agreement dated as of September 14, 1993 by and between Vintners International Company, Inc. and Canandaigua Wine Company, Inc., is incorporated herein by reference to Exhibit 2(b) to the Registrant's Current Report on Form 8-K, dated October 15, 1993, Amendment No. 1 thereto on Form 8-K/A dated November 12, 1993 and Amendment No. 2 on Form 8-K/A dated December 15, 1993, of which this Amendment No. 8 on Form 8-K/A forms a part.

     (c) Amendment No. 1 dated as of October 15, 1993 to Amendment and Restatement dated as of June 29, 1993 of Credit Agreement among the Registrant, its subsidiaries and certain banks for which the Chase Manhattan Bank (National Association) acts as agent (including a list briefly identifying the contents of all omitted exhibits and schedules thereto), is incorporated herein by reference to Exhibit 2(c) to the Registrant's Current Report on Form 8-K, dated October 15, 1993, Amendment No. 1 thereto on Form 8-K/A dated November 12, 1993 and Amendment No. 2 on Form 8-K/A dated December 15, 1993, of which this Amendment No. 3 on Form 8-K/A forms a part. The Registrant will furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule thereto.

     (d) Senior Subordinated Loan Agreement, dated as of October 15, 1993 among the Registrant, its Subsidiaries and certain banks for which The Chase Manhattan Bank (National Association) acts as agent (including a list briefly identifying the contents of all omitted exhibits and schedules thereto), is incorporated herein by reference to Exhibit 2(d) to the Registrant's Current Report on Form 8-K, dated October 15, 1993, Amendment No. 1 thereto on Form 8-K/A dated November 12, 1993 and Amendment No. 2 on Form 8-K/A dated December 15, 1993, of which this Amendment No. 3 on Form 8-K/A forms a part. The Registrant will furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule thereto.

(4)  Instruments defining the rights of security holders, including indentures

     Not Applicable.

(16)      Letter re change in certifying accountant

     Not Applicable.

(17)      Letter re director resignation

     Not Applicable.

(21)      Other documents or statements to security holders

     Not Applicable.

(24)      Consents of experts and counsel

     Not Applicable.

(25)      Power of attorney

     Not Applicable.

(27)      Financial Data Schedule

     Not Applicable.

(99)      Additional Exhibits

     None.